 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2025

IMMUNIC, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36201	56-2358443
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 Avenue of the Americas, Suite 200

New York, NY 10036

USA

(Address of principal executive offices)

Registrant’s telephone number, including area code: (332) 255-9818

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.0001	IMUX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. Yes ☐ No ☐

Item 8.01. Other Events.

Announcement of Public Offering

On May 28, 2025, Immunic, Inc. (the “Company”) issued a press release announcing that it had commenced an underwritten public offering (the “Offering”) of (i) pre-funded warrants to purchase shares of common stock, par value $0.0001 per share (“Common Stock”) of the Company (the “Pre-Funded Warrants”), (ii) series A warrants to purchase shares of Common Stock of the Company (or pre-funded warrants) (the “Series A Warrants”), and (iii) series B warrants to purchase shares of Common Stock of the Company (or pre-funded warrants) (the “Series B Warrants”) pursuant to an effective registration statement on Form S-3 (Registration Statement No. 333-275717) previously filed with the Securities and Exchange Commission (the “SEC”) on November 22, 2023, and declared effective by the SEC on May 31, 2024. The Pre-Funded Warrants, Series A Warrants and Series B Warrants are being sold together but are immediately separable. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In connection with the Offering, the Company filed a preliminary prospectus supplement to the Registration Statement on May 28, 2025 pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Securities Act”).

The disclosures on this Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. Any offers, solicitations, or offers to buy, or any sales of securities will be made in accordance with the registration requirements of the Securities Act.

Publishing of Presentation

On May 28, 2025, the Company posted an updated corporate presentation on the Company’s website (the “Presentation”) announcing extended data from the Company’s phase 2 CALLIPER trial of vidofludimus calcium in patients with progressive multiple sclerosis. Vidofludimus calcium is an orally administered investigational small molecule drug being developed for chronic inflammatory and autoimmune diseases.

The Presentation is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated May 28, 2025
99.2	Presentation, dated May 27, 2025
104	Cover Page to this Current Report on Form 8-K in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: May 28, 2025	Immunic, Inc.

	By:	/s/ Daniel Vitt
Daniel Vitt
Chief Executive Officer